UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 30, 2014
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On October 30, 2014, Boyd Gaming Corporation (the "Company" or "Boyd") issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2014 and other financial information. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth under Item 7.01 hereof is incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure

The Company is furnishing certain unaudited pro forma condensed consolidated financial information to reflect the effect of the deconsolidation of Marina District Development Holding Co., LLC ("Holding Company") and the recording by Boyd using the equity method of accounting of its 50% share of the operating results of Holding Company for the periods presented. Holding Company is the entity that owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa ("Borgata").

Boyd and MGM Resorts International ("MGM") each originally held a 50% interest in Holding Company. Boyd is the managing member of Holding Company and is responsible for the day-to-day operations of Borgata. In February 2010, Boyd entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's interest in Holding Company ("MGM Interest") to a divestiture trust (the "Divestiture Trust") established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was part of a then-proposed settlement agreement between MGM and the New Jersey Department of Gaming Enforcement (the "NJDGE").

On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the New Jersey Casino Control Commission ("NJCCC"). Under the terms of the settlement agreement, MGM agreed to transfer the MGM Interest into the Divestiture Trust. Upon the transfer of the MGM Interest into the Divestiture Trust on March 24, 2010, Boyd determined that it had control, as defined in the relevant accounting literature, of Holding Company and commenced consolidating the business as of that date.  Subsequent to a Joint Petition of MGM, Boyd and Holding Company, on February 13, 2013, the NJCCC approved amendments to the settlement agreement which permitted MGM to file an application for a statement of compliance, which, if approved, would permit MGM to reacquire its interest in Holding Company.

The NJCCC approved MGM’s application for licensure on September 10, 2014. On September 30, 2014, the Divestiture Trust was dissolved and MGM reacquired its Borgata ownership interest and its substantive participation rights in the management of Borgata. As a result, Boyd is deconsolidating Borgata as of the close of business on September 30, 2014, and will account for its investment in Borgata applying the equity method for periods subsequent to the deconsolidation.

Unaudited pro forma condensed consolidated financial information is provided for:

•	Three months ended March 31, 2013,

•	Three months ended June 30, 2013,

•	Three months ended September 30, 2013,

•	Three months ended December 31, 2013,

•	Year ended December 31, 2013,

•	Three months ended March 31, 2014,

•	Three months ended June 30, 2014,

•	Three months ended September 30, 2014, and

•	Nine months ended September 30, 2014.

The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd’s management. The pro forma information is for informational purposes only and is not intended to be indicative of the actual consolidated results that would have been reported had the transactions occurred on the date indicated, nor does the information represent a forecast of the consolidated financial results for any future period.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 30, 2014

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2014	Boyd Gaming Corporation

/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 30, 2014

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information